2022

MainStreet Bancshares, Inc

Jeff W. Dick
Chairman and CEO

Thomas J. Chmelik
Senior EVP and Chief Financial Officer

January 23, 2023

Forward-looking Statements and Additional Information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors". As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. GAAP and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

GAAP: Generally Accepted Accounting Principles

About MainStreet Bank & MainStreet Bancshares, Inc.

Bank Established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full Time Employees:	168
Assets per Employee ($MM):	$11.5
Common Stock Nasdaq Listing:	MNSB
Close Common Stock Price[1]:	$27.49
Common Shares Outstanding[1]:	7,442,743
Market Capitalization ($MM)	$204.6
Preferred Stock Nasdaq Listing:	MNSBP
Close Preferred Stock Price[1]:	$25.50



D.C. Metro Area
Leesburg
Loudoun County
Dulles
Herndon
McLean
Washington
Fairfax
Arlington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch
Operations Center

1. As-Of December 30, 2022.

What we do in the communities we serve

- Business lending & business banking
- Consumer lending & consumer banking
- Banking as a Service - deposits and related services
- Embedded banking – deposits and related services

What we don't do

- Crypto
- Consumer algorithmic lending
- neobanking

The market we serve is very robust

Strong Employment


US Unemployment Rate
DC MSA Unemployment Rate
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.7%
10.0%
9.6%
7.2%
1/1/2004
11/1/2004
9/1/2005
7/1/2006
5/1/2007
3/1/2008
1/1/2009
11/1/2009
9/1/2010
7/1/2011
5/1/2012
3/1/2013
1/1/2014
11/1/2014
9/1/2015
7/1/2016
5/1/2017
3/1/2018
1/1/2019
11/1/2019
9/1/2020
7/1/2021
5/1/2022

Historic trend of low unemployment compared to overall U.S., even during downturns

Market Analysis

- Home to >10% of all federal employees
- Data Center Alley [1]
  - More than 70 data centers
  - Sustains 70% of U.S. internet traffic
- High Median Household Income [2]
  - Loudoun County ranked #1
  - Fairfax County ranked #4
- 15 Fortune 500 companies
- DC MSA population up ~10% in ten years [3]
- Companies Transitioning to the Region
  - Amazon's HQ2 in Crystal City
  - Boeing's HQ moving to Arlington
  - Raytheon's HQ moving to Arlington

1. Per DigitalTech.com
2. Median Household Income, FRED.
3. 2010 to 2020 population change, FRED.

Performance metrics continue on excellent path

		2022	2021	4Q22	3Q22
Profitability	EPS	$3.26	$2.65	$0.95	$0.97
	Efficiency Ratio	52.19%	55.10%	49.45%	50.88%
	ROAA	1.53%	1.32%	1.67%	1.70%
	ROAE	13.98%	12.38%	15.48%	16.13%
	ROATCE	16.87%	13.18%	19.08%	19.56%
	Net Interest Margin[1]	4.19%	3.35%	4.70%	4.14%
Balance Sheet	Net Loans ($000)	$1,579,950	$1,341,760	$1,579,950	$1,448,071
	Total Deposits ($000)	$1,512,889	$1,411,963	$1,512,889	$1,553,924
	Total Assets ($000)	$1,925,751	$1,647,402	$1,925,751	$1,860,115
Risk Metrics	ALLL / Gross Loans	0.88%	0.86%	0.88%	0.89%
	NCOs / Avg Loans	0.00%	0.00%	0.00%	0.00%
	Double Leverage Ratio	131%	114%	131%	128%

1. Tax-Equivalent Yield.

Results reflect good balance sheet management

Financial Results

$3.26	1.53%	18%	20%
Earnings per Common Share	ROAA	Increase in Gross Loans	Increase Net Income vs. 2021

- **Revenue up 25% YoY:** driven primarily by increasing yields on floating rate loans resulting from FOMC rate increases.
- **Loan growth:** adding and deepening client relationships.
- **Non interest bearing deposits:** Up 3.7% YoY. Strong growth during year with increasing interest rates.

Where We Go in 2023

- Organic loan and deposit growth
- Active balance sheet management
  - reduce asset sensitivity
- Monthly run rate increasing 5% – 6% per month March through October
- Deploy Avenu™
  - begin amortizing capitalized software in March - approximately $100k per month

Loan yields positively impacted net interest income

Quarterly Net Interest Income & Net Interest Margin[1]



Net Interest Income ($000)
Net Interest Margin
$13,867
3.49%
$15,197
3.91%
$16,121
3.95%
$18,096
4.14%
$20,596
4.70%
4Q21
1Q22
2Q22
3Q22
4Q22

Components of Net Interest Income[1]



3.35%
0.85%
0.13%
-0.08%
-0.08%
4.19%
NIM (12/31/21)
Loan Income
Other Income
Retail & Wholesale Deposits
Other Expenses
NIM (12/31/22)

52% of loan portfolio is floating rate



Fixed Rate 44%
4% Reprice in 2023
LIBOR/SOFR 15%
WSJ Prime 37%

1. Tax-Equivalent Yield.

Avenu™ team is focused

Balance Sheet	($000)
Computer software	$9,149
Other assets	$104
Total assets	**$9,253**
Non-interest-bearing deposits	$65,553
Interest-bearing deposits	$2,305
Total deposits	**$67,858**
Income Statement	**($000)**
Service charge Income	$912
Other income	$94
Income from deposits[1]	$1,097
Total income	**$2,103**
Employee compensation	$1,178
Other expenses	$1,149
Compliance expenses	$209
Total non-interest expense	**$2,536**
Net Income before Income Taxes	**($433)**

Highlights

- Production site is up
- One client actively onboarding
- Additional clients in the queue
- First client expected to launch in Q1 2023

1. Determined by funds transfer pricing of NIBs using the weighted average Effective Fed Funds Rate during 2022.

Consistent balance sheet growth



May 2004
$12.5M Private Placement of Common Stock
'04
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
'05
December 2014
$12.8M Private Placement of Common Stock
'14
July 2016
Formed Holding Company / Began Trading on OTCQX
'16
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
'17
August 2018
$45M Private Placement of Common Stock
'18
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
'19
September 2020
$28.75M Depository Share Offering
'20
April 2021
$30M Sub-Debt Offering
'21
March 2022
$44M Sub-Debt Offering
'22
$46
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$808
$1,101
$1,277
$1,643
$1,647
$1,926
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Loan portfolio dynamics are consistent

Average loan size[1] and legal lending limit by year
(000's)



Average Loan Size
Legal Lending Limit
$12,519
$21,354
$23,684
$28,430
$34,104
$42,986
$1,008
$1,403
$1,397
$2,330
$2,045
$3,323
2017
2018
2019
2020
2021
2022

Year-end 2022 portfolio composition



Res. Real Estate 25%
Construction 24%
Other 1%
C&I 6%
$1.6 Billion
Comm. Real Estate 44%

1. Average loan size excludes PPP loans.

Loan performance metrics are good

Allowance & Non-Performing Assets



$11,697
$12,500
$12,982
$12,994
$14,114
0.05%
0.00%
0.00%
0.00%
0.00%
4Q21
1Q22
2Q22
3Q22
4Q22
ALLL
NPAs / Assets

Reconciliation of Loan volume 2022[1]



$602
-$361
+18%
$1,594
$1,353
Gross Loans 12/31/21
New Loans & Advances
Repayments
Gross Loans 12/31/22

Highlights

- Loan growth of 18% during 2022.
- Q4 loan growth reflects staying power in challenging loan interest rate environment.
- Zero non-performing assets.

1. Gross Loans are net of unearned fees.

Loan portfolio quality is good

Investor CRE as a % of total capital


367.9%
370.6%
366.1%
370.1%
377.5%
148.3
136.2
138.2
137.5
137.4
219.6
234.4
227.9
232.6
240.1
4Q2021
1Q2022
2Q2022
3Q2022
4Q2022
Construction
Investor CRE

Excellent credit history

	Origination Balance Lifetime	Net Charge-Offs Lifetime	Lifetime NCO to Original Balance
Investor CRE[1]	$3.8 bil	$0	~0 bps
Other Commercial[2]	$1.7 bil	-$5 mil	~30 bps
Consumer & Other	$1.4 bil	-$2 mil	~14 bps
Total Loans	$6.9 bil	-$7 mil	~10 bps

1. Investor CRE includes Construction, Multi-Family, and Non-Owner Occupied CRE loans.
2. Other Commercial includes C&I and Owner Occupied CRE loans. Does not include renewals for C&I.

Timeframe and number of finished units is reasonable

Deliverable Units for finished SFR, Condos, and Townhome projects[1]

	# of finished units available by quarter[2]									
	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	After '24	Total
Single Family (SFR)	19	11	11	10	4	4	1		1	61
Pre-Sold SFR	**6**		**6**	**1**	**2**			**2**	**2**	**19**
Condo	124	10	21	18		11			20	204
Townhome		1								1
All	**149**	**22**	**38**	**29**	**6**	**15**	**1**	**2**	**23**	**285**

News

The median selling prices in the D.C. metro area in November of about $539,000 was 1.4% higher than November 2021. The number of new listings coming on the market was down 22% from a year ago.

"Price compression has not happened just yet because inventory remains tight," said Harrison Beacher, president of the Greater Capital Area Association of Realtors.

"For those active in the market, it feels more balanced than it has in a while."

- Jeff Clabaugh, WTOP News

1. Loans are for construction (1A1 & 1A2) of Single Family Residential (SFR), Condos, and Townhomes.
2. Assumes finished unit availability is equal to loan maturity date.

Deposit mix remains sturdy

Deposit Mix ($MM)



$354
$608
$485
$66
Non-Interest Bearing (NIBs), excl. Avenu
DDAs
CDs & Time Deposits
Avenu NIBs

Highlights

- Core deposit ratio[1] of 75.9%
- Deposit growth of 7% for 2022
- 36% of Deposits are Non-Interest-Bearing
  - Avenu™ represent 12% of NIBs
  - Continued steady growth in NIB deposits

1. Average of the twelve months ending 12/31/22.

Deposit costs are lagging Fed increases

Effective Fed Funds Rate & Cost of Deposits



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Cost of Deposits
Effective Fed Funds Rate
4.33%
2.44%
12/21
1/22
2/22
3/22
4/22
5/22
6/22
7/22
8/22
9/22
10/22
11/22
12/22
1/23
2/23
3/23

Highlights

- Deposit beta for second half of 2022 was ~57% of the effective fed funds rate
- Anticipate Q1 2023 deposit beta to be similar to second half of 2022

Capital stack is well structured

Component	Outstanding ($000)	Rate/Return	Percent of Capital Stack
Subordinated debt	$72,245	3.90%	25.38%
Preferred Stock	$27,263	7.50%	9.58%
Common Stock	$193,679	14.99% [1]	68.04%
AOCI	-$8,546	-	-3.00%
TOTAL	$284,641		100.00%

[1] 2022 Return on Total Common Equity (ROTCE)

Common stock continues to outperform the market



MainStreet Bank
Russell 2000
KBW Bank Index
Nasdaq Capital Markets
S&P 500
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
12%
-19%
-22%
-24%
-45%
1/3/2022
2/3/2022
3/3/2022
4/3/2022
5/3/2022
6/3/2022
7/3/2022
8/3/2022
9/3/2022
10/3/2022
11/3/2022
12/3/2022

Highlights

- Outpacing the KBW Bank Index, S&P 500, Nasdaq Capital Markets, and Russell 2000.

Graphic is the percentage change from December 31, 2021 to December 30, 2022.
Data is from Yahoo Finance.

Abbreviated financial information

	Year-End Financials						Quarter-End Financials				
In $000 unless otherwise noted	**2017**	**2018**	**2019**	**2020**	**2021**	**2022**	**Q4'21**	**Q1'22**	**Q2'22**	**Q3'22**	**Q4'22**
Interest Income	26,954	43,836	58,813	62,072	64,199	83,845	16,203	17,348	18,813	21,913	25,772
Interest Expense	5,472	12,666	19,377	16,095	10,663	13,836	2,337	2,151	2,692	3,817	5,176
Net Interest Income	21,482	31,169	39,436	45,977	53,536	70,010	13,866	15,197	16,121	18,096	20,596
Noninterest Income	2,278	3,239	4,857	7,493	6,110	4,834	1,623	1,162	1,260	1,348	1,059
Realized Gains on Securities	0	0	5	0	6	4	3	0	4	0	0
Total Revenue	23,760	34,408	44,298	53,470	59,645	74,843	15,489	16,359	17,385	19,444	21,655
Noninterest Expense	15,658	19,979	25,376	30,300	32,865	39,057	8,720	8,963	9,494	9,892	10,707
Pre-Tax Pre-Provision Income (Non-GAAP)	8,102	14,429	18,922	23,170	26,782	35,787	6,769	7,396	7,891	9,552	10,948
Provision for Loan Losses	1,885	3,126	1,618	3,610	-1,175	2,398	295	800	480	0	1,118
Net Income before Taxes	6,217	11,303	17,304	19,560	27,956	33,389	6,474	6,596	7,411	9,552	9,830
Provision for Taxes	2,335	2,094	3,354	3,843	5,785	6,714	1,660	1,173	1,481	1,808	2,252
Net Income (GAAP)	3,882	9,209	13,950	15,717	22,171	26,674	4,814	5,423	5,930	7,744	7,578
Less: Realized Gains	0	0	-5	0	-6	-4	-3	0	-4	0	0
Plus: Tax Act Changes	739	0	0	0	0	0	0	0	0	0	0
Total Core Adjustments Pre-Tax	739	0	-5	0	0	0	0	0	0	0	0
Total Core Adjustments Post-Tax	739	0	-4	0	-4	-3	-2	0	-3	0	0
Core Net Income (Non-GAAP)	4,621	9,209	13,946	15,717	22,167	26,671	4,812	5,423	5,927	7,744	7,578
Average Assets	644,662	949,044	1,173,088	1,498,188	1,685,140	1,744,029	1,673,054	1,662,821	1,710,088	1,802,477	1,799,294
Average Equity	52,104	88,708	129,281	149,160	179,123	190,839	186,707	189,709	188,902	190,439	194,260
Average Tangible Common Equity	52,104	88,708	129,281	141,189	151,327	158,105	157,739	159,474	157,127	156,985	158,855

Abbreviated financial information - continued

	Year-End Financials						Quarter-End Financials				
In $000 unless otherwise noted	2017	2018	2019	2020	2021	2022	Q4'21	Q1'22	Q1'22	Q3'22	Q4'22
Performance Metrics (%)											
ROAA	0.6	0.97	1.19	1.05	1.32	1.53	1.14	1.32	1.39	1.70	1.67
ROAE	7.45	10.38	10.79	10.54	12.38	13.98	10.23	11.59	12.59	16.13	15.48
ROATCE	7.45	10.38	10.79	11.13	13.18	16.87	10.63	13.79	15.13	19.56	19.08
Core ROAA (Non-GAAP)	0.72	0.97	1.19	1.05	1.32	1.53	1.14	1.32	1.39	1.9	16.85
Core ROAE (Non-GAAP)	8.87	10.38	10.79	10.54	12.38	13.98	10.23	11.59	12.59	16.12	15.60
Core ROATCE (Non-GAAP)	8.87	10.38	10.79	11.13	13.18	16.87	10.63	13.79	15.13	19.55	19.08
Net Interest Margin (%)	3.49	3.41	3.50	3.21	3.33	4.18	3.47	3.91	3.93	4.12	4.69
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.52	3.43	3.52	3.23	3.35	4.19	3.49	3.93	3.95	4.14	4.70
Common Equity	68,801	121,251	137,034	140,402	161,525	171,019	161,525	161,533	161,141	162,738	171,019
Less: Total Intangible Assets	0	0	0	0	2,493	9,149	2,493	3,906	4,956	7,258	9,149
Tangible Common Equity (Non-GAAP)	68,801	121,251	137,034	140,402	159,032	161,870	159,032	157,627	156,185	155,480	161,870
Total Assets	807,951	1,100,613	1,277,358	1,643,165	1,647,402	1,925,751	1,647,402	1,761,748	1,793,379	1,860,115	1,925,751
Less: Total Intangible Assets	0	0	0	0	2,493	9,149	2,493	3,906	4,956	7,258	9,149
Intangible Assets (Non-GAAP)	807,951	1,100,613	1,277,358	1,643,165	1,644,909	1,916,602	1,644,909	1,757,842	1,788,423	1,852,857	1,916,602
Total Equity / Tangible Assets (%) (Non-GAAP)	8.52	11.02	10.73	10.20	11.46	10.35	11.46	10.74	10.53	10.25	10.35
Common Shares Outstanding (actual)	5,745,487	8,177,978	8,260,259	7,443,842	7,595,781	7,442,743	7,595,781	7,648,973	7,526,463	7,425,432	7,442,743
Tangible Book Value per Common Share ($) (Non-GAAP)	11.97	14.83	16.59	18.86	20.94	21.75	20.94	20.61	20.75	20.94	21.75

MainStreet Bancshares, Inc.
2022